SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           SCIENCE DYNAMICS CORPORAION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ______________________________________________________________________

    (5) Total fee paid:

        ______________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ______________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ______________________________________________________________________

    (3) Filing Party:

        ______________________________________________________________________

    (4) Date Filed:

        ______________________________________________________________________

                       SCIENCE DYNAMICS CORPORATION
                         CHERRY HILL, NEW JERSEY
                     _______________________________
                         PROXY STATEMENT FOR THE
                     ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JUNE 17, 1997
                     _______________________________


This statement is furnished in connection with the solicitation by the Board of Directors of Science Dynamics Corporation (herein called the "Company") of proxies for use at the annual meeting of stockholders to be held on June 17, 1997, and at any adjournment thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof either by appearing in person at the meeting or by notice in writing received by the Secretary of the Company or by execution and presentation of a proxy bearing a later date.

A proxy statement and proxy forms will be mailed to stockholders on or about May 16, 1997. The address of the principal executive office of the Company is 1919 Springdale Road, Cherry Hill, New Jersey 08003-1609.

The Company has outstanding 11,929,728 shares of common stock. Each stockholder of record on the April 11, 1997 record date is entitled to one vote for each share held without right of cumulation.

The following tables and text set forth information regarding stock ownership as of December 31, 1996, of the principal shareholders, of each director and/or officer, and of all officers and directors and all persons owning five percent or more of the Company's $0.01 per share par value common stock
(its sole present class of security).


                            PRINCIPAL STOCKHOLDERS
                            ----------------------

                                                              Percent of
Name and Address of                                          Outstanding
Beneficial Owner               Number of Shares                Shares(1)
-------------------            ----------------              -----------

Lyndon A. Keele                    775,534(2)                    6.50%
701 Garwood Road
Moorestown, NJ  08057

Reynolds E. Moulton, Jr.           761,000                       6.38%
54 Washington Street
Marblehead, MA   01945

Innovative Communications
Technology, LTD.                 1,500,000(4)                   12.57%
(ICT)
Le Clos D'Auranche
La Rue Bel-Aire
St. Mary, Jersey  C.I.
(Alan C. Bashforth, President
of the Company controls  ICT)

                      SECURITY OWNERSHIP OF MANAGEMENT
                      --------------------------------

The following information table sets forth information as to the shares and percentages of common stock of the Company beneficially owned by the Directors of the Company, and by all Officers and Directors of the Company as a group, as of December 31, 1996.

                                                            Percent of
Name                           Number of Shares        Outstanding Shares(1)
----                           ----------------        ---------------------

Lyndon A. Keele                   775,534(2)                  6.50%
(Chairman of the Board.
President and Treasurer
to November 7, 1996)

Russell R. Angely                  11,000                      .09%
(Vice President)

Joy C. Hartman                      1,000(2)                   .008%
(Vice President, Secretary,
Treasurer and Director)

Kenneth P. Ray                      6,000(3)                   .05%
(Director)

Alan C. Bashforth               1,500,000(4)                 12.57%
(Director and President,
November 7, 1996 to present)

All Directors and
Officers as a Group5            2,293,534                    19.23%

____________________

(1) Based upon a total number of 11,929,728 shares outstanding as of December 31, 1996.

(2) Includes 1,700 shares owned by Mr. Keele's daughter and 300 shares owned by Ms. Hartman's children. The daughter of Mr. Keele has sole voting and investment power with respect to her shares and Mr. Keele has sole voting and investment power with respect to all other shares in this total.

(3) Has sole voting power and sole investment power with respect to the shares owned by such person.

4 Shares in the name of Innovative Communications Technology, LTD., a corporation, controlled by Mr. Bashforth.

5 In addition to the 6,000 shares owned by K. Ray, an outside Company Director, Mr. Ray holds incentive options to acquire 30,000 shares.
      Mr. Angely holds incentive options to acquire 30,000 shares in addition to the 11,000 shares owned.  In addition to the 1,000 shares in Ms. Hartman's name, incentive options to acquire 45,000 shares are held by Ms. Hartman.
______________________
Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's executive officers, directors and persons beneficially owning in excess of ten percent of the Company's outstanding shares file initial reports of ownership and reports of any ensuing changes in ownership with the Securities and Exchange Commission. All such persons are required in addition to furnish the Company with copies of all such forms.

Based upon a review of the forms so furnished to the Company, the Company believes that during the fiscal year 1996, only one Section 16(a) requirement has been required and duly filed.

The Company, therefore, does not believe that any officer, director, or principal shareholder is or has been delinquent in the filing of any required report forms (Forms 3, 4, or 5) as required by Section 16 of the Securities Exchange Act, Item 405 of Regulation S-B (228.405). In order to ensure compliance with such disclosure requirements, all officers, directors, and principal shareholders are supplied with a detailed and comprehensive memorandum setting forth all disclosure and reporting rules. In addition, before any affected party can acquire or dispose of any interest of any nature in any Company securities or any derivative rights in such securities such as options or warrants, they are required to consult with both senior management and Company counsel.

In addition, management periodically reviews public reports of securities transactions and Company's Transfer Agent also advises the Company of any pending transfers of securities.

There were six directors meetings in 1996. All directors attended each meeting with the exception that Mr. Cox was absent from one meeting. The Company regrettably accepted the resignation of Mr. Cox on June 12, 1996 and Mr. Hofferman on June 1, 1996, who both declined to stand for re-election at the postponed June 12, 1996 annual stockholders meeting.

                       ELECTION OF DIRECTORS
                       ---------------------


The Board of Directors has authorized the provision for five director positions. Five directors are to be elected who will serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified. Unless a stockholder expressly indicates otherwise on his/her or their proxy, all proxies will be voted for the election as directors those persons named in the following table and upon the enclosed proxy ballot form. If any shareholder expressly abstains from voting, such shares will not be counted except for determination of the presence of a quorum. If any such nominee shall be unable or shall fail to act as such by virtue of any unexpected occurrence, proxies will be voted for such other person(s) as shall be determined by the proxy holder(s) in his (their) discretion. The
Board of Directors may also, in its own discretion, alternatively reduce the number of directors to be elected. No nominee for director has any direct personal interest in any matter to be voted upon at the 1997 meeting. There are no rights to cumulatively vote any shares. The election of directors will be determined by a simple majority vote.

                                      Principal Occupation
Nominees                 Age          and Directorships
--------                 ---          -----------------

Lyndon A. Keele          68           Chairman of the Board of Directors.
                                      President from June, 1973 until
                                      November 7, 1996.  Treasurer from
                                      December, 1980 until November 7, 1996.
                                      Director since April, 1973.

Kenneth P. Ray           63           Incumbent Director since May, 1990.

Joy C. Hartman           48           Executive Vice President since December,
                                      1994, Corporate Secretary since June 1,
                                      1993, Treasurer since November 7, 1996
                                      and incumbent Director since May 7, 1991.

Alan C. Bashforth        46           President and Incumbent Director since
                                      November 7, 1996.

Michael L. Hershey       58           Incumbent Director since March 20, 1997.

             EXPERIENCE AND BACKGROUND OF DIRECTORS AND OFFICERS
             ---------------------------------------------------

The general background, business experience, and other directorships of nominees for the Board of Directors and of the Company's Executive Officers for the past five years is as follows:

LYNDON A. KEELE is the founder of the Company and has been active as Chairman of its Board of Directors and President from June of 1973 and as its Treasurer since December of 1980. Mr. Keele's duties as President and Treasurer were re-assigned to Mr. Bashforth and Ms. Hartman, respectively, subsequent to the acquisition of Innovative Communications Technology. From April of 1973 to August of 1977 Mr. Keele managed his own investments and served as a consultant to a number of companies involved in the electronics industry. Prior to 1973, Mr. Keele served for five years as a founder and Executive
Vice President of TeleSciences, Incorporated, a company engaged in design and manufacture of telephone support equipment. He theretofore served as a Program Manager for multimillion dollar programs involving data and circuit switching systems at ITT Federal Laboratories. From 1958 to 1962, he was employed by GTE's Sylvania Electronics Systems Division in various management positions, including Program Manager of data processing and cryptographic communications Projects and Programs. He was awarded a B.B.A. by the University of Texas in 1951.

KENNETH P. RAY is President of DelRay, Inc., an active telecommunications consulting firm. From 1964 to 1987 he was associated with ITT in various responsible positions and in 1976 became Vice President of ITT Telecommunica-tions, with responsibility for engineering, marketing and sales departments. In 1981 he became Vice President and Director of Operations for the Transmission Division of ITT Space Communications. In January, 1987, ITT's telecommunications group was acquired by Alcatel and Mr. Ray became Vice President of Marketing and Development for Alcatel Network Systems. From 1988 to 1991, he was Vice President for Technology and Business Development for Alcatel North America, a telecommunications company. Mr. Ray received a BSEE from Polytechnic Institute of New York in 1954 and a Masters in Economics from North Carolina State University in 1970.

JOY C. HARTMAN Executive Vice President, was employed by the Company in January 1982, and is responsible for General Corporate Administration including the functions inherent in comptrollership, personnel, employee benefits, and insurance activities. Her prior experiences included MSA, a marketing research company, TeleSciences, Incorporated, and Peat Marwick-Mitchell. Ms. Hartman is a graduate of the Wharton School of Business of the University of Pennsylvania.

MICHAEL L. HERSHEY is founder and principal of Landis Associates, Inc.
and has actively managed the Company since its founding in 1975. Landis Associates, an investment advisory business, serves high net worth individuals in asset management. Prior to 1975, Mr. Hershey was employed in the securities industry as an institutional salesman with Laird & Co. and with Wertheim. He is presently on the Board of Directors of Nematron Corporation, Atlantic Aviation, Tremont Medical, Inc. as well as many charitable organizations. Mr. Hershey attended Princeton University.

                         COMMITTEES OF THE BOARD
                         -----------------------

The Company's Board of Directors has no salary or nominating committees. Its sole committees are a Stock Option Committee and an Audit Committee. The Stock Option Committee oversees the Company's Incentive Stock Option Plan. During the past year, from January to November 7, Lyndon A. Keele and
Joy C. Hartman served on this committee. From November 7th to present, Joy C. Hartman and Kenneth Ray serve on this stock option committee.

In addition, the Company organized and instituted an Audit Committee in 1987 whose members during 1996 included John E. Cox and Kenneth P. Ray. There was one formal meeting of the Audit Committee during 1996 and two meetings of the Stock Option Committee. Peter Cosmas of Cosmas and Company (the Corporation's public auditors) normally participates in the Audit Committee meeting but does not serve or act as a member of this Committee.

                           EXECUTIVE OFFICERS
                           ------------------

All Company Officers are elected yearly by the Board of Directors at its annual organizational meeting immediately following each annual stockholder's meeting. The officers serving during 1996 and as of the date of this Proxy Statement include Alan C. Bashforth, age 46, President and CEO, Joy C. Hartman, age 48, Executive Vice President, and Russell R. Angely, age 58, Vice President of Sales and Marketing. Lyndon A. Keele served as President and Treasurer until November 7, 1996 and continues as Chairman of the Board as of the date of this Proxy Statement. Mr. Alan C. Bashforth became President on November 7, 1996 and continues as of the date of this Proxy tatement.

                     REMUNERATION OF OFFICERS AND
                  DIRECTORS AND CERTAIN TRANSACTIONS
                  ----------------------------------

The following table sets forth all remuneration for services in all capacities to the Company during the year ended December 31, 1996, for the Company's Chief Executive Officer and for each executive officer and/or director who received more than $100,000.00 from the Company during such year. No director receives any compensation or payment of any nature for his services as director other than for an honorarium of Two Hundred Fifty Dollars ($250.00) paid to outside directors for each meeting attended.




                     Annual Compensation      Long term compensation
                  ------------------------  --------------------------
Name and    Year  Salary Bonus  Other           Awards
Principal                       Annual     Restrict-  Options   LTIP    All
Position                        Compen-    ed Stock             Pay-    Other
                                sation                          outs    Compensation
----------  ----  ------ -----  ---------- --------- ---------- ------  --------
Lyndon A.
Keele, CEO  1996 134,085  -0-     -0-         -0-        -0-      -0-     -0-

Joy C.
Hartman,
EVP         1996 101,000* -0-    2,189*       -0-      10,000     -0-     -0-

Russell
R. Angley,
VP          1996  88,200  -0-    6,079        -0-      20,000     -0-     -0-

*Ms. Hartman's other compensation includes a payment of $2,819 for accrued vacation. Mr. Angely's other compensation resulted from sales commissions.

The following table sets forth the stock options granted by the Company in 1996 reflected in the Summary Compensation table above.

                                        % of Total Options/SARs Granted to   Exercise or base Price
     Name         Options/SARs Granted        Employees in Fiscal Year              Per Share           Expiration Date
     ----         --------------------        ------------------------              ---------
Russel R. Angely     10,000                      27.2%                                 $.78                11/07/2005
Joy C. Hartman       10,000                      27.2%                                 $.78                11/07/2005

The table below sets forth information with respect to the number and value of unexercised options held by the named Executive Officers of the Company on December 31, 1996. No stock options were exercised by such persons in 1996 and there are no outstanding stock appreciation rights.


                                   YEAR-END OPTION VALUES
                                   ----------------------
                                                                                    Value of Unexercised
       Name        Shares Acquired    Number    Number of Unexercised Options       In-The-Money Options
       ----          on Exercise     Realized      at December 31, 1996             at December 31, 1996
                     -----------     --------    Exercisable   Unexercisable   Exercisable   Unexercisable
                                                 -----------   -------------   -----------   -------------
Russel R. Angely          0             -        None          30,000          None          None
Joy C. Hartman            0             -        None          45,000          None          None


There were no other such compensated executive officers or directors during the calendar year 1996, and there are no others as of the date of this Statement. However, Mr. Alan C. Bashforth joined the Company on November 7, 1996 at a management fee of $160,000 per annum.

The Company presently has no standing plans or arrangements for contingent forms of compensation such as bonuses, commissions, executive stock options, stock appreciation rights, profit sharing, pension, retirement plans or other like benefit programs, except for the past and present Incentive Stock Option Plan as hereafter described. No officer, director, or other employee consequently received or was entitled to any form of non-cash compensation under any form of plan described or included within Regulation S-B, Section 402(b)(1), Reg. 228.402, Section (b)(1).

The Shareholders approved an initial Incentive Stock Option Plan on April 22, 1982, including 162,000 shares, which was amended by the shareholders on April 24, 1984, to include an additional 200,000 shares. This Plan expired on April 27, 1992. The shareholders approved a successor Incentive Stock Option Plan encompassing 290,950 shares of the authorized previously unissued $0.01 per share par value stock of the Company. This included 90,950 shares allocated to the initial Plan that had never been awarded and 200,000 newly allocated shares. During the year 1992, 50,000 shares were made subject to awards by the Committee to officers and directors, including 10,000 shares each to all directors except for Mr. Keele who has refused and never received any option awards of any nature. Options can be and are awarded under the Plan only to key engineering, design, manufacturing, sales, or management personnel including Directors, and all are granted at the then fair market value of the Company's stock. In the event any option would be awarded to a person holding directly or beneficially in excess of ten percent of the Company's stock, such award must be made at 110% of the then fair market value of the Company's stock. In all other respects, the Plan conforms to all provisions of Section 422 of the Internal Revenue Service Code and has been granted authority from time to time to enact amendments to bring the Plan into conformity with any amendments to the Code. The shares allocated to the successor Plan were subject to an S-8 Registration Statement filed with the Securities and Exchange Commission on or about June 5, 1992.

There have been no changes of any nature in any of the substantive provisions or procedures of this Plan since adoption. Awards under this Plan have been made by a committee of the Board (which during 1996, consisted of Lyndon A. Keele and Joy C. Hartman and as of November 7, Ms. Hartman and Mr. Kenneth
Ray) and are based solely upon individual performance and are within the discretion and judgment of the Committee. While Ms. Hartman holds options on certain shares of the Company under this Plan, all of the same were awarded by the Board of Directors not the Stock Option Committee. Neither she nor Mr. Keele nor any other prior member of this Committee have ever nor will any successor member receive any option grants directly while serving on this Committee. During 1996, there were nine stock option awards totaling 36,800 shares.

All options have always been granted at the then current market price of the Company's shares and at values ranging from $8.00 per share to $.78 per share as of the date of this statement. No options have ever been awarded at less than market value. In addition, no option shares have ever been awarded to the principal shareholders of the Company. With respect to principal employees and directors, as of the date of the statement, Ms. Hartman has options for 45,000 shares; Mr. Angely, options for 30,000 shares; and Mr. Ray, options for 30,000 shares.

The Company maintains no other compensation awards which are granted in conjunction or in tandem with such options and the Company further maintains no other pension, thrift, profit sharing or other options or similar extraordinary compensation plans of any nature.

There are no standing plans or present proposals for specific payment of any bonuses, commissions (other than regular sales commissions), awards of other option rights or other remuneration within the terms of Section 402(b)(1), Reg. 228.402(b)(1), other than salaries as the latter are now and will hereafter from time to time be fixed by the Board of Directors. Bonuses, commissions, options awards and other similar special payments as well as salaries will continue to be fixed from time to time in the discretion of the Option Committee and the Board of Directors, as circumstances and performance shall indicate.

None of the Company's officers received any other present or proposed contingent form of remuneration or deferred compensation as defined in Federal Securities Laws, Section 228.402 of Regulation S-B. Outside Directors receive $250.00 per meeting as standard compensation for service as directors. Should there be a change in control or ownership of the Company by acquisition or merger, the Board of Directors on January 25, 1996, adopted a resolution whereby the then present officers of the Corporation are protected from termination without cause. The compensation amount is limited to compensation for three years of salary. Such compensation can be either a lump sum payment or payment over a three year period.

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
          ------------------------------------------------

Cosmas and Company (formerly Nemiroff, Cosmas, Titus and Cochamiro) has served as public auditors for the Company during the entire calendar year 1996, having been re-engaged as Company auditors on December 21, 1990, succeeding Coopers
& Lybrand (which had been the Company auditors from 1985 until December 17,
1990). Nemiroff, Cosmas and Company previously served as public auditors for the Company from 1981 through 1985. The Board of Directors has voted unanimously to re-engage Cosmas and Company as public auditors for the Company for the current year and will request the shareholders to ratify such selection at the annual meeting of shareholders to be held on June 24, 1997. This proposal will be determined by a simple majority vote.

Representatives of Cosmas and Company will be present at the meeting of stockholders to assist shareholders and to answer any questions that may arise as to the current financial statements and reports and to make any statement the auditor may desire to present.

Cosmas and Company has not rendered any services nor has it made any claim for payment of compensation for any non-auditing services. It has no interest of any nature in the Company other than for its present professional engagement. No member or affiliate of the firm has ever had any business dealings or family relationships with any officers, directors, or principal shareholders of the Company.

                             ANNUAL REPORT
                             -------------
The Company will mail its 10-KSB Annual Report for the year ended
December 31, 1996, on or about May 16, 1997 under identical cover with this Proxy Statement to all stockholders. Reference may be made to that report for financial and other information about the Company. ADDITIONAL COPIES OF THE FORM 10-KSB OR ANY FORM 8-K PREVIOUSLY FILED AND/OR ALL EXHIBITS NOTED
ON THE 10-KSB OR OF THE SUCCESSOR INCENTIVE STOCK OPTION PLAN WILL BE MADE AVAILABLE TO STOCKHOLDERS AT NO COST UPON REQUEST TO THE COMPANY'S SECRETARY, 1919 SPRINGDALE ROAD, CHERRY HILL, NEW JERSEY 08003, WHICH SHOULD INCLUDE THE PRECISE ADDRESS WHERE SUCH MATERIALS ARE TO BE SHIPPED.


                        STOCKHOLDERS PROPOSALS
                        ----------------------
No stockholder proposals have been received for submission at the June 17, 1997, meeting. Any stockholder proposal appropriate for shareholder consideration and any action that a shareholder may desire to be considered for inclusion in proxy material for the Company's annual meeting of stockholders in 1998 must be received at the principal executive offices of the Company no later than 120 days prior to the date in 1998 when the proxy materials will have been distributed for the 1998 annual meeting of shareholders which, at the time of preparation of this statement, is estimated to be on or about June 1, 1998. Any shareholder desiring to submit a proposal at any time is entitled to have access to the relevant shareholders list. Requests for the same should be submitted in writing to the Company's Secretary at 1919 Springdale Road, Cherry Hill, New Jersey 08003.

                               GENERAL
                               -------
Proxies are being solicited by mail. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

THIS SOLICITATION OF PROXIES IS MADE FOR AND BY MANAGEMENT OF THIS COMPANY AND THE ENTIRE COST OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

Management does not intend to present and does not have any reason to believe that others will present any proposal or item of business at the annual meeting other than those set forth in the notice of the meeting and within the present Proxy Statement. If any other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the best judgment of the person designated as proxy on the proxy card. Any shareholder may attend the meeting in person, regardless of whether a proxy has been previously executed. Attendance and voting in person as well as subsequent execution of a latter written proxy will automatically revoke any prior proxy not coupled with an interest.

                                  By Order of the Board of Directors:


                                       /s/ Joy C. Hartman
                                  ----------------------------
                                  Joy C. Hartman, Secretary

Cherry Hill, New Jersey
March 31, 1997

                             SCIENCE DYNAMICS CORPORATION
               Proxy Solicited on Behalf of The Board of Directors For The Annual Meeting of Stockholders of June 17, 1997

The undersigned hereby appoints and constitutes Lyndon A. Keele and Joy C. Hartman, or each or either of them as his/her true and lawful agent and proxy with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Science Dynamics Corporation to be held at the Corporate Offices at 1919 Springdale Road, Cherry Hill, New Jersey on June 17, 1997 at 10:30 A.M. and at any adjournment of such meeting, and to vote, as directed below, on matters coming before such meeting.
This proxy when executed will be voted as directed below. If no direction is made, this proxy will be voted for the election of Directors the nominees set forth below; for ratification of the Directors' engagement of Cosmas and Company to act as independent public auditors; and for all routine matters normally incident to a meeting and, at the discretion of the holder(s), for any other matter that could not reasonably have been anticipated at time of solicitation. This proxy will be voted in accordance with all specifications or instructions contained or inserted hereupon.

                            ELECTION OF DIRECTORS
                            ---------------------

Nominees for Directors:
----------------------
Lyndon A. Keele, Kenneth P. Ray, Joy C. Hartman
Michael Hershey, Alan C. Bashforth

Mark only one:

     [ ] Vote for all such nominees listed above and recommended by the
         Board of Directors.
     [ ] Vote for all such nominees, except those whose names are lined out.
     [ ] Vote withheld from all nominees.
     [ ] Abstention.


         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS
         ----------------------------------------------------------

Mark only one:

     [ ] Vote to ratify appointment of Cosmas and Company as recommended by the Board of Directors
     [ ] Vote against ratification of such auditors
     [ ] Abstention


Please sign and date this proxy and return it promptly whether or not you plan to attend the meeting. Sign exactly as name(s) appear(s) on your Stock Certificate(s). Persons signing as attorneys, executors, administrators, trustees, guardians or in like capacity should set forth their full title. If signed on behalf of a corporation, the full corporation name and the signer's corporate capacity should be signed by an authorized officer. All joint tenants, tenants in common and tenants by the entirety should sign. If you attend the meeting and vote by ballot, such vote will automatically supersede this proxy. The Board of Directors is not aware of any matters to be presented at the 1996 annual meeting other than for the items defined above. In the event any unanticipated matter may be presented at the meeting, the proxy holders or their substitutes are authorized by your signature to vote upon any and all such other business as may properly come before the meeting and which could not reasonably have been anticipated to have been presented at the time of preparation of the present proxy card and the enclosed proxy materials.

The undersigned hereby revokes any and all proxies heretofore given to vote at such meeting or any adjournment thereof.

Dated:                                ,1997    _______________________________